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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JULY 1, 2002

                                    TXU CORP.

             (Exact name of registrant as specified in its charter)


        TEXAS                          1-12833                   75-2669310
   (State or other            (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                           Identification No.)
   incorporation)

            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - 214-812-4600

                               TXU EUROPE LIMITED
             (Exact name of registrant as specified in its charter)


  ENGLAND AND WALES                   001-15709                  98-0188080
   (State or other            (Commission File Number)         (I.R.S. Employer
   jurisdiction of                                           Identification No.)
   incorporation)


          THE ADELPHI, 1-11 JOHN ADAM STREET, LONDON, ENGLAND WC2N 6HT (Address of principal executive offices, including zip code)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - 011-44-207-879-8081


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This Form 8-K is filed separately by TXU Corp. (TXU), and its wholly-owned subsidiary, TXU Europe Limited (TXU Europe). The information contained herein with respect to TXU Europe, other than the financial statements and pro forma financial information to be filed by TXU Europe with respect to the business acquired, are filed by each of TXU and TXU Europe. TXU makes no representation as to the information filed solely by TXU Europe. For convenience purposes, US dollar ($) equivalents were calculated using the July 1, 2002 exchange rate of
(euro)1.0088 = $1.00.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS - TXU EUROPE


ITEM 5.  OTHER EVENTS - TXU

         On July 1, 2002, TXU Europe announced its acquisition, through its subsidiary TXU Europe Energy Trading Limited, of a 74.9 percent ownership interest in Braunschweiger Versorgungs-Aktiengesellschaft (BVAG), a wholly-owned subsidiary of Stadtwerke Braunschweig GmbH (Stadtwerke Braunschweig), and three minority interest investments for (euro)434 million ($430 million) in cash, based on a competitive bidding process in May 2002.

         BVAG is a German utility that supplies 210,000 residential, commercial and industrial customers with electricity, gas heating and water in the Braunschweig area, 43 miles east of Hannover in central Germany. Stadtwerke Braunschweig retained the remaining 25.1 percent ownership interest. Under the terms of the acquisition agreement, Stadtwerke Braunschweig has the annual right until January 1, 2006, to sell its remaining 25.1 percent ownership interest to TXU Europe for (euro)129 million ($128 million). The transaction was approved by the European Commission and became effective July 1, 2002. The investment in BVAG complements TXU Europe's majority ownership in Germany's Statdwerke Kiel AG and its ownership of Ares Energie GmbH, a retail company based in Berlin. This transaction brings TXU Europe's German residential, commercial and industrial customer base to more than 650,000. BVAG recorded revenues of (euro)279 million ($277 million) for the fiscal year ended December 31, 2001.

         Financing for the acquisition was provided as follows: proceeds of a sale of TXU Europe equity to TXU in the amount of (euro)260 million ($258 million) and borrowings from TXU Europe's existing Revolving Credit Facilities Agreement with Barclays Capital, J.P. Morgan PLC, Salomon Brothers International Limited and the Royal Bank of Scotland in the amount of (euro)174 million ($172 million).

         This report and other presentations made by TXU or TXU Europe contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although TXU and TXU Europe each believe that in making any such statement its expectations are based on reasonable assumptions, any such statement involves uncertainties and is qualified in its entirety by reference to factors contained in the Forward-Looking Statements sections of Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in TXU's and TXU Europe's Annual Reports on Form 10-K for the year December 31, 2001 and of Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations in TXU's and TXU Europe's Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2002, as well as various regulatory issues; general industry trends; the ability to satisfy the conditions to the transactions discussed herein; changes in business strategy or development plans; changes in, or failure or inability to comply with, governmental regulations, including, without limitation, environmental regulations; financial market conditions including unanticipated changes in interest rates, rates of inflation, or foreign exchange rates; unanticipated changes in operating expenses and capital expenditures; legal and administrative proceedings and settlements; inability of the various counterparties to meet their obligations with respect to financial instruments;


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changes in tax laws; among others that could cause the actual results of TXU or
TXU Europe to differ materially from those projected in such forward-looking statements.

         Any forward-looking statement speaks only as of the date on which such statement is made. Neither TXU nor TXU Europe undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time. It is not possible for TXU or TXU Europe to predict all of such factors, nor can they assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS - TXU EUROPE

          (a)  Financial statements of businesses acquired.

               To be filed by TXU Europe by amendment within the time period permitted by this Item.

          (b)  Pro forma financial information.

               To be filed by TXU Europe by amendment within the time period permitted by this Item.

          (c)  Exhibits.

               (2.1.) Share Purchase and Transfer Agreement, dated May 15, 2002, between Stadtwerke Braunschweig and TXU Stadtwerke Holding GmbH & CO. K.G., including Exhibit 6 and Exhibit 7 thereto.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                         TXU CORP.

                                         By:  /s/ Biggs C. Porter
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                                              Name:  Biggs C. Porter
                                              Title: Controller and Principal
                                                     Accounting Officer

Date:  July 15, 2002


                                         TXU EUROPE LIMITED


                                         By:  /s/ Henry Davies
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                                              Name:  Henry Davies
                                              Title: Principal Accounting
                                                     Officer

Date:  July 15, 2002